Exhibit 10.1 to the Current Report
                                        on Form 8-K, dated October 16, 1995

BOTI HOLDINGS, INC.
11775 East Peakview Avenue
Englewood, Colorado 80111
Telephone: (303) 790-2800
Facsimile: (303) 790-0225

VIA FACSIMILE - HAND DELIVERED TO BIG O - REGULAR MAIL TO OTHERS


October 15, 1995


Horst K. Mehlfeldt, Vice Chairman
Big O Tires, Inc.
11755 East Peakview Avenue
Englewood, Colorado 80111
Via Facsimile: (303) 790-0225

With Copies To:

W. Dean Salter, Esq.
Holme Roberts & Owen
1700 Lincoln - Suite 4100
Denver, Colorado 80203
Via Facsimile: (303) 526-1360

Thomas S. Smith, Esq.
Hopper & Kanouff
1610 Wynkoop Street - Suite 200
Denver, Colorado 80202
Via Facsimile (303) 892-0457

Re: Agreement and Plan of Merger, dated July 24, 1995 ("Merger Agreement"); those certain Letter Agreements dated August 31, 1995 and October 2, 1995 ("Letter Agreements")

Dear Horst:

The undersigned, on behalf of BOTI Holdings, Inc. and BOTI Acquisition Corp. ("Purchaser") hereby submits this notice to you on behalf of Big O Tires, Inc. ("Company"), pursuant to the terms of the Merger Agreement, specifically, Sections 6.2 (h), 7.1(f) and 8.2 thereof, and the Letter Agreements thereby changing the date of Purchaser's required satisfaction or waiver of the contingency set forth in Section 6.2(h) of the Merger Agreement to a date prior to October 16, 1995.

By this letter, the Company is hereby notified that Dealers (as such term is defined in the Merger Agreement) representing approximately 82% of the Company's franchised tires stores as of the date of the Merger Agreement have elected to participate indirectly in the acquisition of the Company. While this percentage is less than the percentage specified in Section 6.2(h) of the Merger Agreement, such percentage is sufficient to enable Purchaser to proceed ahead to satisfy the other conditions of close as specified in the Merger Agreement; and Purchaser therefore and hereby waives the contingency set forth in Section 6.2(h) pursuant to the requirements of Section 7.1 (f) thereof.

We shall look forward to the Company and the Purchaser continuing to work together towards the consummation of the merger contemplated by the terms of the Merger Agreement.

Yours very truly,

BOTI HOLDINGS, INC.
BOTI ACQUISITION CORP.



By: /s/ Steven P. Cloward
    Steven P. Cloward, President



By: /s/ Wesley E. Stephenson
    Wesley E. Stephenson, Director